Consolidated Financial Statements

(Unaudited)

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

March 31, 2016

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Financial Statements (Unaudited)

March 31, 2016

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Schedule of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

March 31, 2016

Percent of Cash
Industry	and Investments

Other Manufacturing	11.9%
Gaming	11.7%
Wired Telecommunications Carriers	7.8%
Pharmaceuticals	6.9%
Restaurants	6.6%
Highway, Street, and Bridge Construction	6.3%
Financial Investment Activities	5.5%
Coal Mining	4.9%
Shipping	3.6%
Wireless Telecommunications Carriers	3.4%
Oil and Gas Extraction	2.6%
Electronic Component Manufacturing	2.4%
Cable and Other Subscription Programming	1.9%
Hospitals	1.9%
Motion Picture and Video Industries	1.9%
Radio and Television Broadcasting	1.7%
Air Transportation	1.6%
Business Support Services	1.0%
Other Publishing	1.0%
Electric Power Generation, Transmission and Distribution	0.9%
Architectural, Engineering, and Related Services	0.3%
Accounting, Tax and Payroll Services	0.2%
Metal and Mineral Mining	0.1%
Retail	0.0%
Depository Credit Intermediation	0.0%
Other Investment Pools and Funds	0.0%
Cash and Cash Equivalents	13.9%
Total	100.0%

2

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

March 31, 2016

Assets
Investments, at fair value:
Companies less than 5% owned (cost $255,655,572)	$246,483,613
Companies 5% to 25% owned (cost $323,237,683)	284,268,623
Companies more than 25% owned (cost $58,679,423)	57,495,652
Total investments (cost $637,572,678)	588,247,888

Cash and cash equivalents	95,143,832
Accrued interest income:
Companies less than 5% owned	1,880,768
Companies 5% to 25% owned	1,930,642
Companies more than 25% owned	414,583
Foreign currency options at fair value (cost $369,185)	1,581,443
Deferred debt issuance costs	269,405
Prepaid expenses and other assets	359,361
Total assets	689,827,922
Liabilities
Credit facility payable	65,033,800
Unrealized loss on foreign currency forward exchange contracts	962,774
Management and advisory fees payable	736,083
Equity placement costs payable	543,163
Interest payable	443,449
Payable to the Investment Manager	256,092
Accrued expenses and other liabilities	2,347,798
Total liabilities	70,323,159
Net assets applicable to common shareholders	$619,504,763
Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 77,819.708 shares issued and outstanding	$78
Paid-in capital in excess of par	940,569,336
Accumulated net investment income	72,292,378
Accumulated net realized loss	(336,407,079)
Accumulated net unrealized depreciation	(56,949,950)
Net assets applicable to common shareholders	$619,504,763
Common stock, NAV per share	7,960.77

See accompanying notes to the consolidated financial statements.

3

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Unaudited)

March 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Value	% of Cash and Investments	Notes

Debt Investments (A)
Accounting, Tax and Payroll Services
EGS Holdings, Inc. (Expert Global Solutions)	Holdco PIK Notes	LIBOR (A)	3.00%	10.00%	10/3/2018	$151,160	$151,092	0.02%
Expert Global Solutions, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	11.00%	10/3/2018	$1,000,000	999,300	0.15%
							1,150,392	0.17%

Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Aircraft Secured Mortgage	Fixed	-	8.00%	3/15/2017	$175,314	177,025	0.03%	F
N918DL	Aircraft Secured Mortgage	Fixed	-	8.00%	8/15/2018	$411,681	418,084	0.06%	F
N954DL	Aircraft Secured Mortgage	Fixed	-	8.00%	3/20/2019	$606,162	615,912	0.09%	F
N955DL	Aircraft Secured Mortgage	Fixed	-	8.00%	6/20/2019	$657,804	668,983	0.10%	F
N956DL	Aircraft Secured Mortgage	Fixed	-	8.00%	5/20/2019	$649,571	660,495	0.10%	F
N957DL	Aircraft Secured Mortgage	Fixed	-	8.00%	6/20/2019	$663,558	674,830	0.10%	F
N959DL	Aircraft Secured Mortgage	Fixed	-	8.00%	7/20/2019	$677,423	689,040	0.10%	F
N960DL	Aircraft Secured Mortgage	Fixed	-	8.00%	10/20/2019	$724,308	737,028	0.11%	F
N961DL	Aircraft Secured Mortgage	Fixed	-	8.00%	8/20/2019	$702,842	714,998	0.10%	F
N976DL	Aircraft Secured Mortgage	Fixed	-	8.00%	2/15/2018	$369,105	374,220	0.05%	F
							5,730,615	0.84%

Coal Mining
Eagle Coal Company, Inc.	First Lien Term Loan	Fixed	-	8.00% Cash + 7.00% PIK	9/21/2017	$17,779,126	9,454,050	1.38%
Oxford Mining Company, LLC	First Lien Delayed Draw Term Loan	LIBOR (Q)	0.75%	8.50% Cash + 3.00% PIK	12/31/2018	$24,741,225	23,892,601	3.50%
							33,346,651	4.88%

Electronic Component Manufacturing
Soraa, Inc.	Sr Secured Tranche A Term Loan (3.0% Exit Fee)	LIBOR (M)	0.44%	9.33%	3/1/2018	$15,000,000	14,711,250	2.15%
Soraa, Inc.	Sr Secured Tranche B Term Loan	LIBOR (M)	0.44%	9.33%	9/1/2017	$1,125,000	1,118,306	0.17%
							15,829,556	2.32%

Financial Investment Activities
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	-	13.13%	8/2/2021	$35,000,000	34,328,000	5.02%	E
Marsico Capital Management	First Lien Term Loan	LIBOR (Q)	-	5.00%	12/31/2022	$30,201,635	3,322,180	0.49%	C
							37,650,180	5.51%

Gaming
Harrah's Operating Company, Inc.	Second Priority Secured Notes	Fixed	-	10.00%	12/15/2018	$80,839,000	32,638,746	4.78%	C

Hospitals
Evidera, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	7/1/2018	$12,670,080	12,850,629	1.88%

4

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Value	% of Cash and Investments	Notes

Debt Investments (continued)
Metal and Mineral Mining
Molycorp, Inc.	First Lien Notes	Fixed	-	10.00%	6/1/2020	$10,712,000	$642,720	0.09%	C
Molycorp, Inc.	Sr Unsecured Convertible Notes	Fixed	-	6.00%	9/1/2017	$29,127,000	309,474	0.05%	C
							952,194	0.14%

Motion Picture and Video Industries
CORE Entertainment, Inc.	First Lien Term Loan	Fixed	-	11.00%	6/21/2017	$26,627,910	12,348,693	1.81%	C
CORE Entertainment, Inc.	Second Lien Term Loan	Fixed	-	15.50%	6/21/2018	$21,302,328	797,772	0.11%	C
							13,146,465	1.92%

Oil and Gas Extraction
Linc Energy Finance (USA), Inc.	First Lien Notes	Fixed	-	9.63%	10/31/2017	$8,380,000	1,194,150	0.17%	C/E
Linc Energy Finance, Inc.	Sr Secured Notes	Fixed	-	12.50%	10/31/2017	$48,515,330	181,932	0.03%	C/E
Sunshine Oilsands Ltd.	Sr Secured Notes	Fixed	-	10.00%	8/1/2017	$28,616,000	15,738,800	2.30%	E
							17,114,882	2.50%

Other Manufacturing
AGY Holding Corp.	Second Lien Notes	Fixed	-	11.00%	11/15/2016	$32,444,500	32,444,500	4.75%	B/E
AGY Holding Corp.	Sr Secured Term Loan	Fixed	-	12.00%	9/15/2016	$17,046,935	17,046,935	2.49%	B
Boomerang Tube, LLC	Subordinated Notes	LIBOR (M)	-	17.50%	2/1/2021	$3,425,773	1,051,712	0.15%
GSE Environmental, Inc.	First Lien Term Loan	LIBOR (M)	1.00%	10.00%	8/11/2021	$8,823,529	9,000,000	1.32%
							59,543,147	8.71%

Pharmaceuticals
Novasep Holdings SAS (France)	First Lien Notes	Fixed	-	8.00%	12/15/2016	$24,483,000	24,452,396	3.58%	B/E

Radio and Television Broadcasting
Fuse, LLC	Sr Secured Notes	Fixed	-	10.38%	7/1/2019	$15,000,000	11,637,495	1.70%	E

Restaurants
RM OpCo, LLC (Real Mex)	Convertible Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$5,131,135	5,131,135	0.75%	F
RM OpCo, LLC (Real Mex)	Convertible Second Lien Term Loan B	Fixed	-	8.50%	3/30/2018	$6,297,184	6,297,184	0.92%	F
RM OpCo, LLC (Real Mex)	First Lien Term Loan Tranche A	Fixed	-	7.00%	3/30/2018	$13,665,616	13,665,616	2.00%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B	Fixed	-	8.50%	3/30/2018	$25,566,663	11,755,552	1.72%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$8,051,821	8,051,821	1.18%	F
							44,901,308	6.57%

Wireless Telecommunications Carriers
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	9.75%	3/21/2018	$23,166,882	23,398,550	3.42%

Total Debt Investments (Cost $342,676,739)							334,343,206	48.92%

5

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	% of Cash and Investments	Notes

Equity Securities
Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Trust Beneficial Interests					2,710	$203,293	0.03%	E/F
N918DL	Trust Beneficial Interests					2,157	243,353	0.04%	E/F
N954DL	Trust Beneficial Interests					1,994	153,925	0.02%	E/F
N955DL	Trust Beneficial Interests					1,914	208,263	0.03%	E/F
N956DL	Trust Beneficial Interests					1,933	201,544	0.03%	E/F
N957DL	Trust Beneficial Interests					1,914	203,181	0.03%	E/F
N959DL	Trust Beneficial Interests					1,895	204,864	0.03%	E/F
N960DL	Trust Beneficial Interests					1,842	204,594	0.03%	E/F
N961DL	Trust Beneficial Interests					1,877	196,264	0.03%	E/F
N976DL	Trust Beneficial Interests					2,321	194,970	0.03%	E/F
Epic Aero, Inc. (One Sky)	Warrants to Purchase Common Stock					2,329	3,253,062	0.48%	C/E
							5,267,313	0.78%

Architectural, Engineering, and Related Services
Global Geophysical Services, Inc.	Common Stock					598,418	1,895,788	0.28%	B/C/E
Global Geophysical Services, Inc.	Warrants to Purchase Stock					69,158	7	-	B/C/E
							1,895,795	0.28%

Business Support Services
Findly Talent, LLC	Membership Units					1,993,022	402,590	0.06%	C/E
STG-Fairway Holdings, LLC (First Advantage)	Class A Units					2,368,001	6,165,327	0.90%	C/E
							6,567,917	0.96%

Cable and Other Subscription Programming
Primacom Finance (Lux) S.A. (Finance) (Luxembourg)	Common Equity					10,442,055	13,177,154	1.93%	B/C/D/E

Coal Mining
Eagle Coal Company, Inc.	Warrants to Purchase Common Stock					675,841	68	-	C/E
Oxford Resources Partners, LP	Warrants to Purchase Common Units					59,790	236,767	0.03%	C/E
							236,835	0.03%

Depository Credit Intermediation
Doral Financial Corp. (Puerto Rico)	Common Stock					120,539	20,492	-	C

Electric Power Generation, Transmission and Distribution
Longview Intermediate Holdings C, LLC	Common Stock					1,329,871	6,316,887	0.92%	C/E

6

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	% of Cash and Investments	Notes

Equity Securities (continued)
Electronic Component Manufacturing
Soraa, Inc.	Warrants to Purchase Common Stock					2,100,000	$301,980	0.05%	C/E
TPG Hattrick Holdco, LLC (Isola)	Common Units					1,935,857	19,359	-	C/E
							321,339	0.05%
Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					474,738	4,747	-	C/E

Gaming
TOPV New World Holdings, LLC (Gateway Casinos) (Canada)	Membership Interests					6,843,047	43,831,086	6.41%	B/C/E
Tropicana Entertainment, Inc.	Common Stock					180,844	3,209,999	0.47%	C/E
							47,041,085	6.88%

Highway, Street, and Bridge Construction
Contech Holdings, Inc.	Common Stock					711,255	43,093,233	6.31%	B/C/E

Oil and Gas Extraction
Woodbine Intermediate Holdings, LLC	Membership Units					576	780,610	0.11%	C/E/F

Other Investment Pools and Funds
TCP Delos Cayman Holdings (Beverly Shipping) (Cayman Islands)	Partnership Interest					551,799	63	-	C/D/E/F

Other Manufacturing
Boomerang Tube Holdings, Inc.	Common Stock					80,724	807	-	C/E
KAGY Holding Company, Inc.	Series A Preferred Stock					34,229	21,580,010	3.16%	B/C/E
Precision Holdings, LLC	Class C Membership Interests					94	4,035	-	C/E
							21,584,852	3.16%

Other Publishing
HW Holdco, LLC	Class A Common Interest					868,872	6,814,129	1.00%	C/E
HW Holdco, LLC	Preferred Interest					1,693	13,277	-	E
TBC Holdings I, Inc.	Common Stock					2,967	74,768	0.01%	C/E
							6,902,174	1.01%

Pharmaceuticals
NVHL S.A. (Novasep) (Luxembourg)	Common Shares					5,165,180	22,712,262	3.32%	B/C/D/E

Radio and Television Broadcasting
SCG Financial Acquisition Corp.	Common Stock					146,428	171,321	0.03%	C
Fuse Media, LLC	Warrants to Purchase Common Stock					786,791	79	-	C/E
							171,400	0.03%

7

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	% of Cash and Investments	Notes

Equity Securities (continued)
Restaurants
RM Holdco, LLC (Real Mex)	Equity Participation					76	$-	-	C/E/F
RM Holdco, LLC (Real Mex)	Membership Units					42,552,000	-	-	C/E/F
							-	-

Retail
Shop Holding, LLC (Connexity)	Class A Units					1,427,232	168,699	0.02%	C/E
Shop Holding, LLC (Connexity)	Warrants to Purchase Class A Units					919,351	92	-	C/E
							168,791	0.02%

Shipping
Blue Wall Shipping Limited (Marshall Islands)	Common Stock					1,339,286	5,357,144	0.78%	B/C/E
Blue Wall Shipping Limited (Marshall Islands)	Preferred Stock					1,374	1,383,352	0.20%	B/C/E
Delta Blue Shipping Limited (Marshall Islands)	Common Stock					1,339,286	58	-	B/C/E
Tanker Investments Ltd. (Marshall Islands)	Common Stock					1,442,327	13,693,453	2.00%	B/C
TCP KC, LLC (Marshall Islands)	Membership Units					4,521,396	4,068,805	0.61%	C/E/F
							24,502,812	3.59%

Wired Telecommunications Carriers
Integra Telecom, Inc.	Common Stock					10,080,250	41,676,794	6.10%	B/C/E
Integra Telecom, Inc.	Warrants					3,018,747	1,924,451	0.28%	B/C/E
V Telecom Investment S.C.A. (Vivacom) (Luxembourg)	Common Shares					3,741	9,537,676	1.40%	C/D/E
							53,138,921	7.78%

Total Equity Securities (Cost $294,895,939)							253,904,682	37.16%

Total Investments (Cost $637,572,678)							588,247,888	86.08%	G

Cash and Cash Equivalents
Union Bank of California	Commercial Paper	Fixed	-	0.08%	4/1/2016		18,000,000	2.63%
Cash Denominated in Foreign Currency							10,110,521	1.48%
Cash Held on Account at Various Institutions							67,033,311	9.81%
Total Cash and Cash Equivalents							95,143,832	13.92%

Total Cash and Investments							$683,391,720	100.00%

8

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2016

Notes to Consolidated Schedule of Investments:

(A) Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B) Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(C) Non-income producing security.

(D) Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(E) Restricted security – See Note 2, Summary of Significant Accounting Policies.

(F) Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Schedule of Changes in Investment in Affiliates.

(G) Includes investments with an aggregate fair value of $32,638,746 that have been segregated to collateralize certain unfunded commitments.

LIBOR or EURIBOR resets monthly (M), quarterly (Q), or semi-annually (S).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled 4,728,225 and $323,234,090, respectively, for the period ended March 31, 2016. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of March 31, 2016 was $540,771,682 or 79.1% of total cash and investments of the Company.

Derivative instruments at March 31, 2016 were as follows:

	Notional
Instruments	Amount		Fair Value

Buy EUR vs. USD Put Option at a strike rate of 1.1626 expiring September 1, 2017		€8,000,000	$441,132
Sell EUR vs. USD Call Option at a strike rate of 1.2150 expiring September 1, 2017		€8,000,000	$(259,983)
Buy EUR vs. USD Put Option at a strike rate of 1.0975 expiring September 1, 2017		€5,000,000	$150,905
Sell EUR vs. USD Call Option at a strike rate of 1.1525 expiring September 1, 2017		€5,000,000	$(299,666)
Buy EUR vs. USD Put Option at a strike rate of 1.1375 expiring March 30, 2018		€12,500,000	$625,376
Sell EUR vs. USD Call Option at a strike rate of 1.2050 expiring March 30, 2018		€12,500,000	$(642,422)
Buy CAD vs. USD Put Option at a strike rate of 1.2900 expiring April 19, 2018	CAD	60,000,000	$2,912,790
Sell CAD vs. USD Put Option at a strike rate of 1.6000 expiring April 19, 2018	CAD	60,000,000	$(452,146)
Sell CAD vs. USD Call Option at a strike rate of 1.1500 expiring April 19, 2018	CAD	60,000,000	$(894,543)
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.0819 for settlement on September 1, 2017		€8,000,000	$(635,034)
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.1206 for settlement on September 1, 2017		€8,000,000	$(327,740)

			$618,669

See accompanying notes to the consolidated financial statements.

9

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Three Months Ended March 31, 2016

Investment income
Interest income:
Companies less than 5% owned	$13,508,262
Companies 5% to 25% owned	2,378,743
Companies more than 25% owned	1,271,037
Dividend income:
Companies less than 5% owned	228
Companies 5% to 25% owned	52,239,744
Companies more than 25% owned	671,001
Lease income:
Companies more than 25% owned	93,802
Other income:
Companies 5% to 25% owned	9,715
Total investment income	70,172,532

Operating expenses
Management and advisory fees	3,570,337
Interest expense	528,069
Legal fees, professional fees and due diligence expenses	249,290
Amortization of deferred debt issuance costs	231,439
Commitment fees	110,309
Director fees	75,750
Insurance expense	46,549
Custody fees	34,285
Other operating expenses	115,757
Total operating expenses	4,961,785

Net investment income	65,210,747

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	(210,193,003)
Investments in companies 5% to 25% owned	34,616,281
Investments in companies more than 25% owned	(19,071,618)
Foreign currency transactions	(3,668,122)
Net realized loss	(198,316,462)

Net change in net unrealized appreciation/depreciation on:
Investments	107,158,709
Foreign currency	11,210,858
Net change in net unrealized appreciation/depreciation	118,369,567

Net realized and unrealized loss	(79,946,895)
Dividends paid on Series A preferred equity facility	(281,653)
Net change in accumulated dividends on Series A preferred equity facility	205,026

Net decrease in net assets applicable to common shareholders resulting from operations	$(14,812,775)

See accompanying notes to the consolidated financial statements.

10

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets (Unaudited)

	Three Months
	Ended
	March 31, 2016	Year Ended
	(Unaudited)	December 31, 2015

Net assets applicable to common shareholders, beginning of period	$634,317,538	$643,433,280

Net investment income	65,210,747	30,949,248
Net realized loss	(198,316,462)	(8,126,911)
Change in net unrealized appreciation/depreciation	118,369,567	41,367,564
Gain on retirement of Series A preferred interests	-	334,010
Dividends paid on Series A preferred equity facility from net investment income	(281,653)	(2,677,668)
Net change in accumulated dividends on Series A preferred equity facility	205,026	677,583
Dividends paid to Series Z preferred shareholders from net investment income	-	(18,166)
Net change in reserve for dividends to Series Z preferred shareholders	-	861
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(14,812,775)	62,506,521

Distributions to common shareholders from:
Net investment income	-	(14,137,530)
Returns of capital	-	(53,862,470)
Total distributions to common shareholders	-	(68,000,000)

Repurchase of common shares	-	(3,622,263)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $72,292,378 and $7,158,258, respectively)	$619,504,763	$634,317,538

See accompanying notes to the consolidated financial statements.

11

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2016

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(14,812,775)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	198,316,462
Net change in net unrealized appreciation/depreciation	(125,026,713)
Dividends paid on Series A preferred equity facility	281,653
Net change in accumulated dividends on Series A preferred equity facility	(205,026)
Interest income paid in kind	(2,308,985)
Net accretion of market premium/discount	(7,645,879)
Accretion of original issue discount	(615,147)
Amortization of deferred debt issuance costs	231,439
Changes in assets and liabilities:
Purchases of investments	(2,419,241)
Proceeds from sales, maturities and paydowns of investments	124,917,628
Decrease in accrued interest income - companies less than 5% owned	1,870,653
Increase in accrued interest income - companies 5% to 25% owned	(1,381,884)
Increase in accrued interest income - companies more than 25% owned	(12,595)
Decrease in prepaid expenses and other assets	61,316
Increase in management and advisory fees payable	736,083
Decrease in payable to the Investment Manager	(80,287)
Increase in interest payable	141,560
Decrease in accrued expenses and other liabilities	(97,564)
Net cash provided by operating activities	171,950,698

Financing activities
Proceeds from draws on credit facility	68,885,700
Principal repayments on credit facility	(77,053,725)
Dividends paid on preferred equity facility	(281,653)
Repurchase of preferred equity facility interests	(81,271,574)
Net cash used in financing activities	(89,721,252)

Net increase in cash and cash equivalents	82,229,446
Cash and cash equivalents at beginning of period	12,914,386
Cash and cash equivalents at end of period	$95,143,832

Supplemental disclosure:
Interest payments	$386,509

See accompanying notes to the consolidated financial statements.

12

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

March 31, 2016

1. Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has initially elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. Effective January 1, 2016, The Company converted from a RIC to a partnership for U.S. federal income purposes. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006. On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a nontaxable transaction. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

The general partner of the Partnership is SVOF/MM, LLC (the “General Partner”). The managing member of the General Partner is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Company management consists of the Investment Manager and the board of directors. Partnership management consists of the General Partner and the Partnership’s board of directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective board of directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The board of directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each board of directors consists of four persons, three of whom are independent and are subject to election by holders of the common interests.

13

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

1. Organization and Nature of Operations (continued)

Company Structure

At March 31, 2016, total capitalization of the consolidated Company was approximately $1.09 billion, consisting of $969 million of unreturned contributed equity and $125 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”). The contributed common equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

As of March 31, 2016, the Company and the Partnership are scheduled to liquidate and distribute their assets and be dissolved on October 10, 2018.

Preferred Equity Facility

Prior to their redemption on January 29, 2016, the Partnership had 4,063.5787 outstanding preferred limited partner interests with a liquidation preference of $20,000 per interest remaining (the “Series A Preferred”). The Series A Preferred accrued dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.75% or the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments. The total amount paid on redemption was $81,348,201, including $76,627 in accumulated dividends.

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Company has consolidated the results of its wholly owned subsidiaries in its consolidated financial statements in accordance with ASC Topic 946. All intercompany account balances and transactions have been eliminated in consolidation.

14

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well the reported amounts of revenues and expenses during the reporting periods presented. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and such differences could be material.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s board of directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued using the closing price on the date of valuation. Investments not listed on a recognized exchange or market quotation system, but for which reliable market quotations are readily available are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s board of directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets. Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.

15

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. Such information may include observed multiples of earnings and/or revenues at which transactions in securities of comparable companies occur, with appropriate adjustments for differences in company size, operations or other factors affecting comparability.

The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. The discount rates used for such analyses reflect market yields for comparable investments, considering such factors as relative credit quality, capital structure, and other factors.

In following these approaches, the types of factors that may be taken into account also include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, comparable costs of capital, the principal market in which the investment trades and enterprise values, among other factors.

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

16

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

At March 31, 2016, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$17,095,265
2	Other direct or indirect observable market inputs*	-	46,604,517	6,316,887
3	Independent third-party valuation sources that employ significant unobservable inputs	179,723,281	106,963,696	224,026,171
3	Investment Manager valuations with significant unobservable inputs	1,051,712	-	6,466,359
Total		$180,774,993	$153,568,213	$253,904,682

* E.g., quoted prices in inactive markets or quotes for comparable instruments

Unobservable inputs used in the fair value measurement of the Partnership’s Level 3 investments as of March 31, 2016 included the following:

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Bank Debt	$180,774,993	Income approach Market quotations Market comparable companies Market comparable companies	Discount rate Indicative bid/ask quotes Revenue multiples EBITDA multiples	6.8% - 63.1% (18.8%) 1 - 1 (1) 0.3x - 0.3x (0.3x) 4.8x – 7.8x (6.4x)
Other Corp Debt	106,963,696	Income approach Market quotations Market comparable companies	Discount rate Indicative bid/ask quotes EBITDA multiples	8.3% - 8.3% (8.3%) 1 - 1 (1) 7.8x - 7.8x (7.8x)
Equity Securities	230,492,530	Income approach Market quotations Market comparable companies Market comparable companies	Discount rate Indicative bid/ask quotes Revenue multiples EBITDA multiples	13.0% - 18.0% (14.2%) 1 - 3 (1) 0.2x - 0.3x (0.2x) 2.0x - 12.5x (8.5x)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount rate	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

17

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

Changes in investments valued by independent third-party valuation services and categorized as Level 3 during the three months ended March 31, 2016 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$192,451,630	$109,426,126	$364,494,355
Net realized and unrealized losses	(10,179,392)	(1,795,697)	(50,488,008)
Acquisitions**	4,691,112	-	47,736
Dispositions	(10,989,522)	-	(90,027,912)
Transfers into Level 3 ǂ	3,749,453	-	-
Transfers out of Level 3†	-	(666,733)	-
Ending balance	$179,723,281	$106,963,696	$224,026,171

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized losses, above)	$71,870,644	$(2,640,123)	$(59,414,135)

**	Includes payments received in kind.
ǂ	Comprised of one investment that was transferred from Level 2 due to reduced trading volumes.
†	Comprised of two investments that were transferred to Level 2 due to increased trading volumes.

Changes in investments valued by the Investment Manager and categorized as Level 3 during the three months ended March 31, 2016 were as follows:

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$3,737,207	$-	$14,983,609
Net realized and unrealized losses	(2,523,550)	-	(2,264,724)
Acquisitions	3,425,773	-	-
Dispositions	(3,587,718)	-	(6,252,526)
Ending balance	$1,051,712	$-	$6,466,359

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized losses, above)	$(2,374,061)	$-	$12,752,260

18

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of generally three months or less. Cash equivalents are carried at amortized cost which approximates fair value, and are classified as level 1 in the GAAP valuation hierarchy.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Schedule of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2016, the Partnership held foreign currency denominated investments comprising approximately 7.7% of the Partnership’s total investments by fair value. Such positions were converted at the respective closing foreign exchange rates in effect at March 31, 2016 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars based on the foreign exchange rates in effect on the respective dates of such transactions. The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

19

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain foreign currency forward exchange and option transactions. All derivatives are reported at their net amounts as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Under certain circumstances, the Partnership may be required under the terms of its derivative agreements to pledge assets as collateral to secure its obligation under the derivatives. At March 31, 2016, the Partnership was not required to pledge assets as collateral.

During the three months ended March 31, 2016, the Partnership exited two EUR currency option collars with aggregate notional amounts of €29,000,000, one EUR currency forward exchange contract with a notional amount of €22,500,000, and one CAD currency exchange forward contract with a notional amount of CAD 3,397,778.

The outstanding EUR and CAD currency option collars and forward exchange contracts are reported in the Company’s Consolidated Statement of Assets and Liabilities as foreign currency options at fair value and unrealized loss on foreign currency forward exchange contracts, respectively.

Gains and losses from derivatives during the three months ended March 31, 2016 were included in net realized and unrealized loss in the Consolidated Statement of Operations as follows:

Instrument	Realized	Unrealized
Foreign currency forward exchange contract (CAD)	$377,880	$(378,923)
Foreign currency forward exchange contracts (EUR)	-	(830,078)
Foreign currency option contracts (EUR)	5,340,625	(6,422,983)
Foreign currency option contracts (CAD)	-	(1,439,993)

20

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

Valuations of foreign currency option and forward exchange contracts at March 31, 2016 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, were classified as Level 2 in the GAAP valuation hierarchy.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of March 31, 2016:

Derivative Assets as of March 31, 2016

Financial Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Foreign Currency Option Contracts	$4,130,203	$(2,548,760)	$1,581,443

	Net Amounts of Assets Presented in the	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Consolidated Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$1,581,443	$-	$-	$1,581,443

Derivative Liabilities as of March 31, 2016

Financial Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Foreign Currency Option Contracts	$2,548,760	$(2,548,760)	$-
Foreign Currency Forward Contracts	962,774	-	962,774
	$3,511,534	$(2,548,760)	$962,774

	Net Amounts of Liabilities Presented in the	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Consolidated Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$962,774	$-	$-	$962,774

21

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of approximately $10.2 million were incurred in connection with the initial placement and the subsequent extension of the Partnership’s Senior Facility. These costs were deferred and are being amortized on a straight-line basis through the amended maturity of the Senior Facility on June 15, 2016, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life (Note 5). The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment. Other fees, including certain amendment fees, prepayment fees, and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are recognized when receivable and are included in interest income.

Certain of the Partnership’s debt investments are purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. Discounts on the acquisition of corporate bonds are generally amortized using the effective-interest or constant-yield method, assuming there are no questions as to collectability. When the Partnership receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

Effective January 1, 2016, the Company elected to convert from a regulated investment company (“RIC”) for U.S. federal tax purposes to a partnership. As a RIC, the Company was not taxed on its income, provided it distributed such income and satisfied other applicable income tax requirements. The Company complied with such requirements through the date of its conversion, and, accordingly, no income taxes were incurred by the Company with respect to such periods. For U.S. federal income tax purposes, the Company’s conversion to a partnership was treated as a full disposition and distribution of all assets and liabilities on January 1, 2016 and an immediate re-contribution of such assets and liabilities to the Company on January 1, 2016 at their fair value on such date.

22

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

For period following the conversion on January 1, 2016, the Company’s income or loss is reported in the members’ individual income tax returns. Consequently, no income taxes with respect to such period are paid at the Company level or reflected in the Company’s consolidated financial statements. The Partnership’s income or loss is reported in its partners’ income tax returns. In accordance with ASC Topic 740 - Income Taxes, the Company and the Partnership recognize in their consolidated financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of March 31, 2016, all tax years of the Company and the Partnership since January 1, 2012 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) of the investments of the Partnership (including derivatives) at March 31, 2016 for U.S. federal income tax purposes were as follows:

Unrealized appreciation	$14,545,120
Unrealized depreciation	(63,620,426)
Net unrealized depreciation	$(49,075,306)

Cost	$637,941,863

Recent Accounting Pronouncements

During the first quarter of 2016, the Company adopted Financial Accounting Standards Board (the “FASB”) Accounting Standards Update (“ASU”) 2015-02, Amendments to the Consolidation Analysis, which amends or supersedes the scope and consolidation pronouncement under existing GAAP. In particular, the new guidance changed the manner in which a reporting entity evaluates whether 1) an entity is a variable interest entity (“VIE”), 2) fees paid to decision makers or service providers are variable interests in a VIE, and 3) variable interests in a VIE held by related parties require the reporting entity to consolidate the VIE. The guidance also introduced a separate consolidation analysis specific to limited partnerships and similar entities. ASU 2015-02 also eliminated the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of this pronouncement did not have a material impact on the Company’s consolidated financial statements.

23

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

2. Summary of Significant Accounting Policies (continued)

The Company also adopted ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30) - Simplifying the Presentation of Debt Issuance Costs as well as ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements – Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015. Together, these ASUs required, in most cases, that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. Debt issuance costs incurred in connection with line-of-credit arrangements such as the credit facility issued by the Partnership, however, may continue to be presented as an asset in the balance sheet. Accordingly, the adoption of this guidance had no impact on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under this new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 applies to all entities and, for public entities, is effective for annual periods beginning after December 15, 2017, and interim periods within those fiscal years. Early application is permitted, but no earlier than annual periods beginning after December 15, 2016 and interim periods within that reporting period. The Company does not expect adoption of this guidance to have a material impact on its consolidated financial statements.

On January 5, 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The more significant changes to the current GAAP model resulting from ASU 2016-01 that may impact the Company include 1) eliminating the requirement to disclose the method(s) and significant assumptions used to estimate the fair value of financial instruments measured at amortized cost, and 2) requiring separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or in the accompanying notes to the financial statements. ASU 2016-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted. The Company does not expect adoption of this pronouncement to have a material impact on its consolidated financial statements.

24

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions (the “Hurdle”). 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of March 31, 2016, the Hurdle exceeded the cumulative performance of the Partnership; accordingly, no performance allocation was recorded.

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date. The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its board of directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the Partnership, less any Company expenses. Any net long-term capital gains are distributed at least annually. As of March 31, 2016, the Company had distributed $849,690,955 to the common shareholders since inception.

4. Management and Advisory Fees and Other Expenses

The Investment Manager received an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding.

Effective March 1, 2016, the Partnership reduced the annual rate of its management and advisory fee to 1.5% of the fair value of the assets of the Partnership. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

25

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

4. Management and Advisory Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Senior Facility is a $125 million senior secured revolving credit facility maturing on June 15, 2016. Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 2.50% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 2.50% or (ii) the CP Conduit’s cost of funds plus 2.50% subject to certain limitations. Also, the Senior Facility accrues commitment fees at a rate of 0.75% per annum on the unused portion of the Senior Facility up to 50% of the total facility commitment, plus 2.50% per annum on any unused portion in excess of 50% of the total facility commitment. The Senior Facility is carried at cost which approximates fair value, and is classified as Level 3 in the GAAP valuation hierarchy. The weighted-average interest rate on outstanding borrowings at March 31, 2016 was 2.77%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of March 31, 2016, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in U.S. dollars using the closing rate in effect on the date of valuation. At March 31, 2016, outstanding borrowings were comprised of €22,000,000 ($25,033,800) and $40,000,000. Accrued interest was comprised of €1,528 ($1,739) and $441,710.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

26

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

The Consolidated Schedule of Investments includes a loan facility held by the Partnership with an unfunded balance at March 31, 2016 as follows:

Issuer	Maturity	Unfunded Balance
RM Opco, LLC	3/30/2018	$1,241,570

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications and are engaged from time to time in various legal actions. The maximum exposure of the Company and the Partnership under these arrangements and activities is unknown. However, the Company and the Partnership expect the risk of material loss to be remote.

7. Related Parties

The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Company which are funded by or reimbursable through contributions from or deductions from distributions to the Company. At March 31, 2016, the Company had a receivable from the Partnership, and the Partnership had a liability to the Company, in the amount of $328,200 as reflected in the Consolidating Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At March 31, 2016, such reimbursable amounts totaled $256,092 as reflected in the Consolidated Statement of Assets and Liabilities.

In connection with the planned wind down of the Company and the Partnership, the Company and the Partnership obtained an exemptive order (the “Order”) from the Securities and Exchange Commission permitting the Company and the Partnership to sell certain investments to affiliated investment companies at fair value. The Order exempts the Company and the Partnership from provisions of Sections 17(a) and 57(a) of the 1940 Act which would otherwise restrict such transfers. All such sales are subject to the conditions set forth in the Order, which among others include certain procedures to verify that the sale is done at the current market price of the investment. During the three months ended March 31, 2016, the Partnership did not sell any investments to affiliated investment companies.

27

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

8. Financial Highlights

	Three Months
	Ended
	March 31, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012

Per Common Share (1)
Net asset value, beginning of period	$8,151.12	$8,218.82	$10,270.07	$9,864.31	$10,660.86

Investment operations:
Net investment income	837.97	395.61	1,247.15	1,396.58	1,218.35
Net realized and unrealized gain (loss)	(1,027.33)	427.01	(942.33)	327.56	(487.30)
Gain on retirement of Series A preferred shares	-	4.27	26.40	-	-
Dividends on Series A preferred equity facility	(3.62)	(34.20)	(44.87)	(47.57)	(45.18)
Net change in accumulated dividends on Series A preferred equity facility	2.63	8.65	0.22	0.40	(0.42)
Dividends to Series Z preferred shareholders	-	(0.23)	(0.57)	-	(0.57)
Net change in reserve for dividends to Series Z preferred shareholders	-	0.01	0.28	(0.26)	0.28
Total from investment operations	(190.35)	801.12	286.28	1,676.71	685.16

Distributions to common shareholders from:
Net investment income	-	(180.58)	(1,305.71)	(1,270.95)	(1,481.71)
Returns of capital	-	(688.24)	(1,031.82)	-	-
Repurchase of common shares	-	-	-	-	-
Net asset value, end of period	$7,960.77	$8,151.12	$8,218.82	$10,270.07	$9,864.31

Return on invested assets (2), (6)	(2.2)%	11.7%	4.6%	12.7%	7.6%

Total return to common shareholders (3), (6)	(2.3)%	11.2%	3.3%	17.7%	6.6%
Less: performance allocation	-	-	-	-	-
Return to common shareholders (6)	(2.3)%	11.2%	3.3%	17.7%	6.6%

Ratios to average common equity: (4), (7)
Net investment income	41.5%	5.2%	12.9%	13.5%	11.5%
Expenses	3.2%	4.4%	4.6%	4.2%	4.0%
Expenses and General Partner allocation	3.2%	4.4%	4.6%	4.2%	4.0%

Ending common shareholder equity	$619,504,763	$634,317,538	$643,433,280	$804,021,225	$772,254,941
Portfolio turnover rate (6)	0.7%	5.0%	23.5%	31.2%	41.8%
Weighted-average debt outstanding	$72,472,569	$79,662,926	$129,844,307	$225,346,892	$87,573,428
Weighted-average interest rate	2.9%	2.7%	2.1%	0.6%	0.8%
Weighted-average number of shares	77,819.7078	78,222.4005	78,287.8060	78,287.8060	78,287.8060
Average debt per share	$931	$1,018	$1,659	$2,878	$1,119

28

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

March 31, 2016

8. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of March 31, 2016:
Return on invested assets (2)	6.3%
Internal rate of return (5)	5.0%

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility.

(5)	Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year, except for allocations to the General Partner.

29

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Three Months Ended March 31, 2016

	Value,			Value,
	Beginning of			End of
Investment	Period	Acquisitions	Dispositions	Period

AGY Holding Corp., Second Lien Notes, 11%, due 11/15/16	$32,444,500	$-	$-	$32,444,500
AGY Holding Corp., Sr Secured Term Loan, 12%, due 9/15/16	17,046,935	-	-	17,046,935
Aircraft Leased to Delta Air Lines, Inc.
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	224,433	-	(46,360)	177,025
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	461,017	-	(41,039)	418,084
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	665,306	-	(47,147)	615,912
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	716,608	-	(45,353)	668,983
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	708,913	-	(46,107)	660,495
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	722,878	-	(45,749)	674,830
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	736,719	-	(45,395)	689,040
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	783,981	-	(44,726)	737,028
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	763,105	-	(45,806)	714,998
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	423,799	-	(47,639)	374,220
N913DL Trust Beneficial Interest	208,679	46,360	(55,340)	203,293
N918DL Trust Beneficial Interest	247,788	41,039	(51,171)	243,353
N954DL Trust Beneficial Interest	151,120	47,147	(49,610)	153,925
N955DL Trust Beneficial Interest	209,840	45,353	(53,934)	208,263
N956DL Trust Beneficial Interest	202,812	46,107	(54,183)	201,544
N957DL Trust Beneficial Interest	204,461	45,749	(53,982)	203,181
N959DL Trust Beneficial Interest	206,157	45,395	(53,787)	204,864
N960DL Trust Beneficial Interest	205,643	44,726	(53,250)	204,594
N961DL Trust Beneficial Interest	197,003	45,806	(53,688)	196,264
N976DL Trust Beneficial Interest	195,637	47,639	(52,757)	194,970
Blue Wall Shipping Limited, Common Stock	7,299,109	-	-	5,357,144
Blue Wall Shipping Limited, Preferred Stock	1,807,338	47,736	-	1,383,352
Contech Holdings, Inc., Common Stock	44,874,998	-	-	43,093,233
Delta Blue Shipping Limited, Common Stock	-	-	-	58
Global Geophysical Services, Inc., Common Stock	4,399,509	-	-	1,895,788
Global Geophysical Services, Inc., Warrants to Purchase Stock	7	-	-	7
Integra Telecom, Inc., Common Stock	41,676,794	-	-	41,676,794
Integra Telecom, Inc., Warrants	1,924,451	-	-	1,924,451
KAGY Holding Company, Inc., Series A Preferred Stock	21,419,093	-	-	21,580,010
Medfort, S.a.r.l (Primacom), First Lien Term Loan B, 1% PIK, due 11/21/17	-	-	-	-
Medfort, S.a.r.l (Primacom), First Lien Term Loan B2, 1% PIK, due 11/21/17	-	-	-	-
Mid-Bowline Group Corp. (WIND Mobile), Class A Voting Shares	68,638,690	-	(75,448,229)	-
Novasep Holdings SAS, First Lien Notes, 8%, due 12/15/16	24,421,793	-	-	24,452,396
NVHL S.A. (Novasep), Common Shares	23,716,922	-	-	22,712,262
Perseus Holdings S.A. (Primacom), Common Stock	4,860,745	-	(4,794,664)	-
Primacom Finance (Lux) S.A. (Finance), Common Equity	50,803,804	-	(9,253,317)	13,177,154
Primacom Finance (Lux) S.A. (Finance), Warrants to Purchase Ordinary Shares	22,972,305	-	-	-

30

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1) (Unaudited) (Continued)

Three Months Ended March 31, 2016

	Value,			Value,
	Beginning of			End of
Investment	Period	Acquisitions	Dispositions	Period

RM Holdco, LLC (Real Mex), Equity Participation	$-	$-	$-	$-
RM Holdco, LLC (Real Mex), Membership Units	-	-	-	-
RM OpCo, LLC (Real Mex), Convertible Second Lien Term Loan
Tranche B-1, 8.5%, due 3/30/18	5,022,450	-	-	5,131,135
RM OpCo, LLC (Real Mex), Convertible Second Lien Term
Loan B, 8.5%, due 3/30/18	6,163,801	-	-	6,297,184
RM OpCo, LLC (Real Mex), First Lien Term Loan Tranche A,
7%, due 3/30/18	10,476,093	2,382,128	-	13,665,616
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B,
8.5%, due 3/30/18	12,650,201	-	-	11,755,552
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B-1,
8.5%, due 3/30/18	7,881,272	-	-	8,051,821
Tanker Investments, Ltd., Common Stock	17,696,631	-	-	13,693,453
TCP Delos Cayman Holdings (Beverly Shipping), Partnership Interest	993,626	-	-	63
TCP Delos Cayman Holdings (King B), Partnership Interest	558,047		(590,282)	-
TCP Delos Delaware Holdings, LLC (Raven Hill), Partnership Interest	4,312,140		(2,321,645)	-
TCP KC, LLC, Membership Units	4,068,805	-	-	4,068,805
TOPV New World Holdings, LLC (Gateway Casinos), Membership Interests	42,911,381	-	-	43,831,086
Woodbine Intermediate Holdings, LLC, Membership Units	756,958	-	-	780,610

Note to Consolidated Schedule of Changes in Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

31

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

Three Months Ended March 31, 2016

Investment	Acquisition Date	Cost

Boomerang Tube Holdings, Inc., Common Stock	2/2/16	$807
Eagle Coal Company, Inc., Warrants to Purchase Common Stock	9/21/15	234,449
Findly Talent, LLC, Membership Units	1/1/14	456,402
Epic Aero, Inc. (One Sky), Warrants to Purchase Common Stock	12/4/13	4,010,396
Fuse Media, LLC, Warrants to Purchase Common Stock	8/3/12	79
Fuse, LLC, Sr Secured Notes, 10.375%, due 7/1/19	6/18/14	11,850,000
HW Holdco, LLC, Class A Common Interest	1/13/12 & 1/15/13	6,814,129
HW Holdco, LLC, Preferred Interest	1/13/12	13,277
Linc Energy Finance (USA), Inc., First Lien Notes, 9.625%, due 10/31/17	8/8/14	3,854,800
Linc Energy Finance, Inc., Sr Secured Notes, 12.5%, due 10/31/17	10/5/12 & Var. 2015	1,576,748
Longview Intermediate Holdings C, LLC, Common Stock	4/13/15 & 10/21/15	5,485,718
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13	34,723,500
Marsico Holdings, LLC, Common Interest Units	9/10/12	14,242
Oxford Resource Partners, LP, Warrants to Purchase Common Units	6/24/13	202,089
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 - 2011	4,027
Shop Holding, LLC (Connexity), Class A Units	6/2/11 & 3/17/14	902,439
Shop Holding, LLC (Connexity), Warrants to Purchase Class A Units	7/1/11	22,736
Soraa, Inc., Warrants to Purchase Common Stock	8/29/2014 & 12/9/15	120,270
STG-Fairway Holdings, LLC (First Advantage), Class A Units	12/30/10 & 10/18/13	7,364,246
Sunshine Oilsands Ltd., Sr Secured Notes, 10%, due 8/1/17	Var. 2014 - 2015	17,409,852
TBC Holdings I, Inc., Common Stock	11/18/11	74,768
TPG Hattrick Holdco, LLC (Isola), Common Units	9/30/10	116,151
Tropicana Entertainment, Inc., Common Stock	3/8/10	3,119,559
V Telecom Investment S.C.A. (Vivacom), Common Shares	11/9/12	9,104,336

32

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

March 31, 2016

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Companies less than 5% owned	$-	$246,483,613	$-	$246,483,613
Companies 5% to 25% owned	-	284,268,623	-	284,268,623
Investment in subsidiary	619,901,214	-	(619,901,214)	-
Companies more than 25% owned	-	57,495,652	-	57,495,652
Total investments	619,901,214	588,247,888	(619,901,214)	588,247,888

Cash and cash equivalents	-	95,143,832	-	95,143,832
Accrued interest income	-	4,225,993	-	4,225,993
Foreign currency options at fair value	-	1,581,443	-	1,581,443
Deferred debt issuance costs	-	269,405	-	269,405
Receivable from the Partnership	328,200	-	(328,200)	-
Prepaid expenses and other assets	9,810	349,551	-	359,361
Total assets	620,239,224	689,818,112	(620,229,414)	689,827,922

Liabilities
Credit facility payable	-	65,033,800	-	65,033,800
Unrealized loss on foreign currency forward exchange contracts	-	962,774	-	962,774
Management and advisory fees payable	-	736,083	-	736,083
Equity placement costs payable	543,163	-	-	543,163
Payable to the Company	-	328,200	(328,200)	-
Interest payable	-	443,449	-	443,449
Payable to the Investment Manager	66,950	189,142	-	256,092
Accrued expenses and other liabilities	124,348	2,223,450	-	2,347,798
Total liabilities	734,461	69,916,898	(328,200)	70,323,159

Net assets	$619,504,763	$619,901,214	$(619,901,214)	$619,504,763

Composition of net assets
Common stock	$78	$-	$-	$78
Additional paid-in capital	940,569,336	943,464,447	(943,464,447)	940,569,336
Accumulated deficit	(321,064,651)	(323,563,233)	323,563,233	(321,064,651)
Net assets	$619,504,763	$619,901,214	$(619,901,214)	$619,504,763

33

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Three Months Ended March 31, 2016

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Companies less than 5% owned	$-	$13,508,262	$-	$13,508,262
Companies 5% to 25% owned	-	2,378,743	-	2,378,743
Companies more than 25% owned	-	1,271,037	-	1,271,037
Dividend income:
Companies less than 5% owned	-	228	-	228
Companies 5% to 25% owned	-	52,239,744	-	52,239,744
Companies more than 25% owned	-	671,001	-	671,001
Lease income:
Companies more than 25% owned	-	93,802	-	93,802
Other income:
Companies 5% to 25% owned	-	9,715	-	9,715
Total interest and related investment income	-	70,172,532	-	70,172,532

Operating expenses:
Management and advisory fees	-	3,570,337	-	3,570,337
Interest expense	-	528,069	-	528,069
Legal fees, professional fees and due diligence expenses	63,110	186,180	-	249,290
Amortization of deferred debt issuance costs	-	231,439	-	231,439
Commitment fees	-	110,309	-	110,309
Director fees	25,250	50,500	-	75,750
Insurance expense	14,712	31,837	-	46,549
Custody fees	-	34,285	-	34,285
Other operating expenses	4,195	111,562	-	115,757
Total expenses	107,267	4,854,518	-	4,961,785

Net investment income (loss)	(107,267)	65,318,014	-	65,210,747

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	-	(210,193,003)	-	(210,193,003)
Investments in companies 5% to 25% owned	-	34,616,281	-	34,616,281
Investments in companies more than 25% owned	-	(19,071,618)	-	(19,071,618)
Foreign currency transactions	-	(3,668,122)	-	(3,668,122)
Net realized loss	-	(198,316,462)	-	(198,316,462)
Net change in net unrealized appreciation/depreciation	-	118,369,567	-	118,369,567
Net realized and unrealized loss	-	(79,946,895)	-	(79,946,895)

Interest in losses of subsidiary	(14,705,508)	-	14,705,508	-
Dividends paid on Series A preferred equity facility	-	(281,653)	-	(281,653)
Net change in accumulated dividends on Series A preferred equity facility	-	205,026	-	205,026
Net decrease in net assets resulting from operations	$(14,812,775)	$(14,705,508)	$14,705,508	$(14,812,775)

34